UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2021

STRYKER CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	001-13149		38-1239739
(State of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

2825 Airview Boulevard,	Kalamazoo,	Michigan	49002
(Address of principal executive offices)			(Zip Code)

	(269)	385-2600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	SYK	New York Stock Exchange
1.125% Notes due 2023	SYK23	New York Stock Exchange
0.250% Notes due 2024	SYK24A	New York Stock Exchange
2.125% Notes due 2027	SYK27	New York Stock Exchange
0.750% Notes due 2029	SYK29	New York Stock Exchange
2.625% Notes due 2030	SYK30	New York Stock Exchange
1.000% Notes due 2031	SYK31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 18, 2021, Stryker Corporation (the “Company”) announced that Timothy J. Scannell, President and Chief Operating Officer of the Company, has notified the Company of his intent to retire on March 31, 2023. Effective October 1, 2021, Mr. Scannell will transition from his current role of President and Chief Operating Officer to the position of Advisor to the Chief Executive Officer of the Company. Effective October 1, 2021, J. Andrew Pierce, Group President, MedSurg and Neurotechnology and Spencer S. Stiles, Group President, Orthopedics and Spine will together assume Mr. Scannell’s current responsibilities and report directly to the Chief Executive Officer of the Company. Messrs. Pierce and Stiles will both continue to serve on the Stryker Leadership Team. Effective October 1, 2021, Kevin A. Lobo, the Chair and Chief Executive Officer of the Company, will also become President of the Company.

On August 16, 2021, Mr. Scannell entered into a letter agreement with the Company pursuant to which he will be employed as Advisor to the Company’s Chief Executive Officer from October 1, 2021 through March 31, 2023 to ensure a smooth transition. Under the terms of the letter agreement, Mr. Scannell will continue to receive a base salary at his current annual rate and will be eligible for an incentive bonus opportunity.

The summary description of the letter agreement with Mr. Scannell contained in this Form 8-K is not complete and is qualified in its entirety by, and should be read in conjunction with, the complete text of such agreement filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

	10.1	Letter Agreement between Stryker Corporation and Timothy J. Scannell
	104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRYKER CORPORATION
(Registrant)

Date:	August 18, 2021	/s/ SEAN C. ETHERIDGE
Sean C. Etheridge
Vice President, Corporate Secretary